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                                  EXHIBIT 99.2
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the accompanying Quarterly Report of QUALCOMM Incorporated (the "Company") on Form 10-Q for the fiscal year ended June 29, 2003 (the "Report"), I, William E. Keitel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  July 23, 2003

/s/ William E. Keitel
----------------------------
William E. Keitel,
Chief Financial Officer

         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to QUALCOMM Incorporated and will be retained by QUALCOMM Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.